Exhibit 10.11

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UNIVERSITY OF CALIFORNIA, BERKELEY

OFFICE OF TECHNOLOGY LICENSING

AMENDMENT #1 TO:

EXCLUSIVE LICENSE

BETWEEN

KINEMED INC.

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

***

UC Case Nos: ***

UNIVERSITY OF CALIFORNIA, BERKELEY

OFFICE OF TECHNOLOGY LICENSING

AMENDMENT #1 TO:

EXCLUSIVE LICENSE FOR

***

UC Case Nos: ***

Effective June 15, 2002 (the “EFFECTIVE DATE OF AMENDMENT #1”), THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a California corporation, whose legal address is 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, acting through its Office of Technology Licensing, at the University of California, Berkeley, 2150 Shattuck Avenue, Suite 510, Berkeley, CA 94720-1620 (“REGENTS”) and KINEMED, INC., a Delaware corporation having a principal place of business at EmeryStation North, 5980 Horton Street, Suite 470, Emeryville, CA 94608-2012 (“LICENSEE”), agree as follows:

ARTICLE 1.1 (BACKGROUND) substitute the following:

1.1	REGENTS has an assignment of:
***(collectively referred to as “INVENTION”), and REGENTS’ PATENT RIGHTS as defined below, which are directed to the INVENTION.

ARTICLE 1.2 (BACKGROUND) substitute the following:

1.2	LICENSEE entered into a letter agreement on March 4, 1999 (together with extensions thereof) with REGENTS (now terminated) for the purpose of evaluating that portion of the INVENTION referred to in Article 1.1 (a) and (b) above, which granted LICENSEE an exclusive right to negotiate an option or exclusive license agreement to the INVENTION. LICENSEE entered into a second letter agreement on March 6, 2002 with REGENTS (terminating on June 15, 2002) for the purpose of evaluating that portion of the INVENTION referred to in Article 1.1 (c) through (j) above, which granted LICENSEE an exclusive right to negotiate an option or exclusive license agreement to the INVENTION. The letter agreements cover the LICENSEE’s commitment to reimburse REGENTS’ past and ongoing patent costs during the period of good-faith negotiation for an option agreement or an exclusive license agreement. The exclusive license between LICENSEE and REGENTS, which this document amends, was executed on March 26, 2001 and grants patent rights under U.C. Cases *** and *** as defined in that license agreement and in Art. 1.1 (a) and (b), above. As consideration for the exclusive license, in 2001 LICENSEE paid to REGENTS:

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: ***	CONFIDENTIAL
Exclusive license/Kinemed, Inc.

2

a)	in the name of Shellwater & Co., *** shares of fully paid and non-assessable common stock of KineMed (with a par value of $.001 per share at the time);
b)	and to REGENTS’ employee (and inventor of U.C. Case numbers *** Dr. Hellerstein), *** shares of fully paid and non-assessable common stock of KineMed (with a par value of $.001 per share at the time);
c)	and *** in cash.

The additional consideration added to the exclusive license agreement (through this Amendment #1 to the exclusive license) described in Article 5.1 (b) below, is to be apportioned, equally among the eight cases that are added to the license through this amendment. The eight additional cases are: U.C. Case Nos.: *** as described in Article 1.1(c) — (j), above.

ARTICLE 1.3 (BACKGROUND) substitute the following:

1.3        For the purpose of Regents’ evaluation of LICENSEE’s capabilities as a LICENSEE, LICENSEE provided REGENTS with an initial Commercialization Plan and business strategy describing its commercialization strategy for the INVENTION prior to negotiations for the Agreement and an updated Commercialization Plan on May 15, 2002.

ARTICLE 2.1 (DEFINITIONS) add the following:

(j)        All of Regents’ United States patent applications filed under U.C. Case Numbers .: *** as described in Article 1.1 (c) through (j) above, and;

ARTICLE 5 (LICENSE ISSUE FEE) substitute the following:

5.1(a) LICENSEE shall pay to REGENTS a non-creditable, non-refundable license fee of ***, within *** days following the final execution of this Agreement. In addition, LICENSEE shall, within *** days after the final execution of this Agreement, cause to be issued to REGENTS, through its nominee, Shellwater & Co., and to REGENTS’ employee a total of *** shares of stock in KineMed, Inc., in accordance with the Shareholder’s Agreement between REGENTS and LICENSEE dated February 16, 2001. As of the EFFECTIVE DATE OF AMENDMENT #1, REGENTS acknowledges that LICENSEE has fully paid to REGENTS this fee in this Article 5.1 (a).

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: ***	CONFIDENTIAL
Exclusive license/Kinemed, Inc.

3

5.1(b) LICENSEE shall also pay to REGENTS a non-creditable, non-refundable license fee of *** on or before *** and an additional non-creditable, non-refundable license fee of *** on or before ***. In addition, LICENSEE shall, within *** days after the final execution of this amendment #1 to the Agreement, cause to be issued to REGENTS, through its nominee, Shellwater & Co. *** shares of common stock in KineMed, Inc., in accordance with the Shareholder’s Agreements between REGENTS and LICENSEE dated February 16, 2001 and June 11, 2002.

5.1(c) For any of the following U.C. Case Numbers: ***. as described in Article 2.1(j) and in .Article 1.1 (c) through (j) above, if the corresponding patent application(s) have not resulted at least one VALID CLAIM, then for each such U.C. Case Number, LICENSEE shall be entitled to a credit of *** toward its future royalty payments to REGENTS pursuant to Article 6.1.

5.2      The license issue fees are non-refundable and not an advance against royalties.  The issuance of the above-referenced shares of stock shall in effect be non-refundable and shall likewise not be deemed an advance against royalties.

ARTICLE 7.1 (d) and (e) (DUE DILIGENCE) add the following:

(d) ***

(e) ***

ARTICLE 23 (NOTICES) substitute the following:

23.1      All notices under this Agreement will be deemed to have been fully given when done in writing and deposited in the United States mail, registered or certified, and addressed as follows:

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: ***	CONFIDENTIAL
Exclusive license/Kinemed, Inc.

4

To REGENTS:	Office of Technology Licensing
2150 Shattuck Avenue, Suite 510
Berkeley, CA 94720-1620
Attn.: Director
(UC Case Nos.: ***)

To LICENSEE:	KineMed, Inc.
EmeryStation North
5980 Horton Street, Suite 470
Emeryville, CA 94608-2012
Attn.: David Fineman, President and CEO

w/ copy to:	Mr. James E. Burden
KineMed, Inc.
Administrative Office
One Maritime Plaza, 4th Floor
San Francisco, CA 94111-3407
Phone 415 421 0222
Fax 415 433 2996.

Either party may change its address upon written notice to the other party.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

THE REGENTS OF THE	KINEMED, INC.
UNIVERSITY OF CALIFORNIA

By:	/s/William A. Hoskins	By	/s/David M. Fineman
	William A. Hoskins		David M. Fineman
	Director		President & CEO
Office of Technology Licensing

Date	July 8, 2002	Date	June 23, 2002

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

U.C. Case Nos.: ***	CONFIDENTIAL
Exclusive license/Kinemed, Inc.

5